UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

INVIVO CORPORATION (Exact name of the Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

000-15963	77-0115161

(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road, Suite 210, Pleasanton, CA	94588

(Address of principal executive offices)	(Zip code)

(925) 468-7600 (The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Exhibit Title

99.01	Press Release, dated October 23, 2003, issued by Invivo Corporation.

Item 12. Results of Operations and Financial Condition.

     On October 23, 2003, Invivo Corporation issued a press release announcing its results for the first quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.01 to this Current Report. The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003		INVIVO CORPORATION

	By:	/s/ JOHN F. GLENN

John F. Glenn Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.01	Press Release, dated October 23, 2003, issued by Invivo Corporation.